UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-022011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2014 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.
NYSE: EDD

Annual Report

October 31, 2014

CEEDDANN
1068398 EXP 12.31.15

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	6
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Portfolio Management	27
Investment Policy	28
Dividend Reinvestment Plan	33
U.S. Privacy Policy	34
Director and Officer Information	38

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Letter to Stockholders (unaudited)

Performance

For the year ended October 31, 2014, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of -5.80%, based on net asset value, and -5.52% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned -2.68%. On October 31, 2014, the closing price of the Fund's shares on the New York Stock Exchange was $11.96, representing a 12.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Investor's negative sentiment toward emerging markets (EM) local debt carried over from 2013 into the beginning of 2014 before recovering some of its lost ground starting in February. Concerns about global growth (especially the pace of economic growth in China), weakening commodity prices, and the Ukraine-Russia conflict dampened sentiment during the reporting period. The strength of the U.S. economy relative to Europe's and Japan's, as well as weak commodity prices, contributed to appreciation in the U.S. dollar versus most currencies in the year. Interest income and capital appreciation drove EM local debt returns up 6.95%, but currencies weakened -9.63% versus the U.S. dollar, combining for a total return of -2.68% in U.S. dollar-terms for the broader market, as measured by the Index.**

•  In China, the potential default of a $500 million investment product raised concerns about both the growth outlook for the Chinese economy and the health of its shadow banking system. A last-minute bailout averted the imminent default, though it sparked criticism, as the government missed a chance to address moral hazard risks in the financial system. Concerns about a "hard landing" (or, growth slowing too rapidly) for China's economy and the impact it could have on other EM exporters, particularly the commodity exporters of Latin America, weighed on EM currencies for much of the period.

•  Monetary policy in emerging markets diverged throughout the period, as central banks responded to varying threats. Financial markets continued to exert pressure on those economies with fragile external sectors and whose central banks were perceived as behind-the-curve on raising interest rates. Early in the year, several central banks, including those from Turkey, South Africa, India, Malaysia, and Thailand, hiked lending rates to help defend against currency weakness. This hiking trend continued later in the year, as inflationary pressures prompted rate hikes by the central banks of Russia, Colombia, Brazil, and the Philippines. Russia's central bank was also attempting to stem the capital outflows from the country as investors sold Russian assets after the economy suffered from sanctions stemming from the conflict in Ukraine and falling oil prices. Growth and inflation trends weakened, prompting several central banks begin to ease monetary conditions. In Mexico and Chile, interest rate cuts were aimed at weaker-than-expected growth, while growth and dis-inflationary trends were targeted by the central banks of Hungary, Poland, and Romania.

•  The ongoing conflict in Ukraine continued to negatively impact Ukrainian and Russian assets. Political instability in Ukraine intensified after the resignation of Prime Minister Azarov's cabinet and other concessions from President Yanukovych failed to appease political protesters in early 2014. Maidan Square protesters eventually succeeded in bringing down President Yanukovych's regime. The initial optimism quickly faded as separatist tensions in the Crimean Peninsula, as well as other Eastern

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Letter to Stockholders (unaudited) (cont'd)

Ukrainian regions, culminated in a Russian annexation of Crimea in March. In July, the downing of a Malaysian passenger plane, as well as Russia's annexation and continued involvement in the conflict in Eastern Ukraine, triggered sanctions on Russia by the European Union (EU) and the United States. Russia retaliated in-kind, barring the import of foodstuffs from sanctioning nations. The Ukrainian government and pro-Russian rebels agreed to a tenuous ceasefire in September, which briefly held in place before troops continued to amass and bouts of heavy fighting resumed. With natural gas supplies cut off from Russia, and production and energy assets inaccessible in rebel-held territory, Ukraine faces a difficult situation in coming to terms with the rebels and Russia as winter approaches. The loss of the Eastern region, which accounts for a large portion of Ukraine's gross domestic product (GDP), would make it even more difficult for the country to rebound without significant foreign aid above and beyond what the International Monetary Fund (IMF) has promised and paid.

•  In electoral developments, the promise of economic change brought two market-friendly candidates to power in India and Indonesia, while incumbents retained power in Turkey and Brazil. In Indonesia, Joko Widodo won the presidential election and is challenged with implementing structural and subsidy reforms aimed at unlocking Indonesia's potential growth. India's Bharatiya Janata Party (BJP) won elections by the largest margin of victory of any coalition since 1984 and led to reform-minded Narendra Modi taking the role of Prime Minister. Modi's mandate was to improve economic growth that had fallen to 4.5% from 9% on average for the prior decade.** In Turkey, Recep Tayyip Erdogan was elected president as expected, and chose Ahmet Davutoglu as prime minister, who, in turn, kept the cabinet largely unchanged. These actions signaled policy continuity as the key economic policymakers would remain in the government at least until parliamentary elections in June 2015. In Brazil, incumbent president Dilma Rouseff fended off Aecio Neves in a runoff election to retain the presidency. Rouseff acknowledged concerns about the economy in her acceptance speech and promised to address economic growth, inflation, and political corruption. The Brazilian economy has struggled in 2014 and officially entered into recession after second quarter GDP growth fell -0.6% quarter-over-quarter and first quarter growth was revised to -0.2% quarter-over-quarter.**

•  During the period, the Fund benefited from an overweight allocation and duration positioning in Malaysia, Poland, Mexico, Peru, Indonesia, and Hungary.

•  Conversely, overweight positioning in Russia and Turkey detracted from relative performance, as did an overweight in the Brazilian real. Holdings in Venezuelan U.S. dollar-denominated debt also detracted from relative performance.

Management Strategies

•  We expect developed market policy makers, primarily in the U.S. and U.K., to continue their steady withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While developed market monetary tightening could continue to generate volatility in emerging markets, faster developed market growth should bode well for emerging market growth in the medium term. In addition, a continued dovish stance, which favors maintaining low interest rates to foster economic growth, by the European Central Bank (ECB) and Bank of Japan (BOJ) may support emerging markets and could partially offset the effects of a less accommodative U.S. monetary policy. Lastly, supply and demand dynamics appear supportive as supply has been manageable and investor inflows have recovered relative to earlier this year.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Letter to Stockholders (unaudited) (cont'd)

•  The primary risks that we continue to monitor are U.S. interest rates potentially rising, Chinese economic growth and policy, the active election calendar, and ongoing geopolitical events in Europe and the Middle East. We expect a slowing China will continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing pressures on oil-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. Divergence in the paths of G3 (U.S., Europe, and Japan) monetary policy remains supportive of a long U.S. dollar bias. The recently held elections in several EM countries will create degrees of economic, political, and civil uncertainty as new leadership takes office. The newly elected, or re-elected, leaders will need to face the challenge of enacting reforms and policies to enable greater economic growth prospects.

•  We anticipate EM sovereign debt to post solid returns in the medium term. We believe that setbacks, such as the one seen in September, are also to be expected. There could be selective opportunities to add to the Fund's sovereign debt positions in those countries that we believe have comfortable external positions and favorable growth prospects. However, we remain marginally cautious on domestic debt, even after EM currencies experienced broad-based weakness versus the U.S. dollar over the past year, as the macroeconomic adjustment towards higher real (inflation-adjusted) rates and lower current account deficits has not reached its full conclusion. In this regard, we will be watching policy makers closely to confirm whether they recommit to prudent policies during this adjustment process. EM corporate debt valuations do not necessarily look cheap on an outright basis, in our opinion, but still offer value relative to developed credit markets. In our view, the current environment and the prospects of further easing by the ECB and BOJ are supportive of EM corporate bonds, particularly in the BBB- and B-rated segments.

Sincerely,

John H. Gernon
President and Principal Executive Officer  November 2014

*J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. It is not possible to invest directly in an Index.

**Data from Bloomberg LP

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (94.6%)
Brazil (8.9%)
Sovereign (8.9%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17 - 1/1/25	BRL	321,900	$119,767
			119,767
Chile (0.6%)
Sovereign (0.6%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	4,665,000	8,569
Colombia (4.9%)
Sovereign (4.9%)
Colombia Government International Bond, 7.75%, 4/14/21	COP	29,000,000	15,445
9.85%, 6/28/27		46,000,000	28,722
12.00%, 10/22/15		11,000,000	5,690
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (a)		31,492,000	15,657
			65,514
Hungary (5.0%)
Sovereign (5.0%)
Hungary Government Bond, 6.75%, 2/24/17	HUF	3,500,000	15,595
7.50%, 11/12/20		10,480,000	52,094
			67,689
Indonesia (5.9%)
Sovereign (5.9%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17 (a)(b)	IDR	360,000,000	31,501
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes, 10.00%, 7/17/17		154,683,530	13,535
Deutsche Bank AG, Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20 (a)(b)		60,000,000	5,681
	Face Amount (000)		Value (000)
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes, 8.25%, 7/17/21	IDR	135,000,000	$11,348
10.00%, 7/19/17 (b)		192,525,000	16,847
			78,912
Malaysia (8.8%)
Sovereign (8.8%)
Malaysia Government Bond, 3.48%, 3/15/23	MYR	224,480	66,786
4.18%, 7/15/24		161,900	50,513
			117,299
Mexico (15.1%)
Sovereign (15.1%)
Bonos de Tesoreria, 5.70%, 8/12/24	MXN	44,037	15,011
Mexican Bonos, 6.50%, 6/10/21		1,181,685	92,687
7.50%, 6/3/27		72,585	5,969
8.50%, 5/31/29		290,400	25,707
Petroleos Mexicanos (Units), 7.65%, 11/24/21 (a)(c)		791,300	62,942
			202,316
Peru (2.7%)
Sovereign (2.7%)
Peru Government Bond, 5.70%, 8/12/24	PEN	66,501	22,669
Peruvian Government International Bond (Units), 8.20%, 8/12/26 (c)		32,110	13,487
			36,156
Philippines (1.1%)
Sovereign (1.1%)
Philippine Government International Bond, 4.95%, 1/15/21	PHP	648,000	15,025
Poland (10.4%)
Sovereign (10.4%)
Poland Government Bond, 5.25%, 10/25/20	PLN	314,000	109,647
5.50%, 10/25/19		86,947	30,052
			139,699

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Romania (1.2%)
Sovereign (1.2%)
Romania Government Bond, 5.90%, 7/26/17	RON	53,290	$16,597
Russia (8.1%)
Sovereign (8.1%)
Russian Federal Bond — OFZ, 7.05%, 1/19/28	RUB	1,775,000	33,077
8.15%, 2/3/27		2,171,800	44,764
Russian Foreign Bond — Eurobond, 7.85%, 3/10/18		290,000	6,348
7.85%, 3/10/18 (a)		1,095,000	23,970
			108,159
South Africa (9.5%)
Sovereign (9.5%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21		$47,400	49,187
South Africa Government Bond, 6.75%, 3/31/21	ZAR	766,200	67,106
7.25%, 1/15/20		114,524	10,380
			126,673
Thailand (0.9%)
Sovereign (0.9%)
Thailand Government Bond, 3.63%, 6/16/23	THB	380,000	12,146
Turkey (8.5%)
Corporate Bond (3.5%)
Turkiye Garanti Bankasi AS, 7.38%, 3/7/18 (a)	TRY	111,480	46,468
Sovereign (5.0%)
Turkey Government Bond, 10.50%, 1/15/20		135,825	66,976
			113,444
Venezuela (3.0%)
Sovereign (3.0%)
Petroleos de Venezuela SA, 8.50%, 11/2/17		$53,600	40,731
TOTAL FIXED INCOME SECURITIES (Cost $1,378,198)			1,268,696
	Shares	Value (000)
SHORT-TERM INVESTMENT (5.4%)
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $71,792)	71,792,394	$71,792
TOTAL INVESTMENTS (100.0%) (Cost $1,449,990)		1,340,488
LIABILITIES IN EXCESS OF OTHER ASSETS		(386,020)
NET ASSETS		$954,468

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

BRL —  Brazilian Real

CLP —  Chilean Peso

COP —  Colombian Peso

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

PEN —  Peruvian Nuevo Sol

PHP —  Philippine Peso

PLN —  Polish Zloty

RON —  Romanian New Leu

RUB —  Russian Ruble

THB —  Thai Baht

TRY —  Turkish Lira

ZAR —  South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Portfolio of Investments (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	91.1%
Short-Term Investments	5.4
Other*	3.5
Total Investments	100.0%

* Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Financial Statements

Statement of Assets and Liabilities	October 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,378,198)	$1,268,696
Investment in Security of Affiliated Issuer, at Value (Cost $71,792)	71,792
Total Investments in Securities, at Value (Cost $1,449,990)	1,340,488
Foreign Currency, at Value (Cost $6,457)	6,376
Receivable for Investments Sold	60,460
Interest Receivable	24,990
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	2,014
Receivable from Affiliate	1
Other Assets	146
Total Assets	1,434,475
Liabilities:
Payable for Line of Credit	400,048
Payable for Investments Purchased	67,885
Bank Overdraft	9,781
Payable for Advisory Fees	1,148
Repurchase of Shares	828
Payable for Custodian Fees	134
Payable for Administration Fees	92
Payable for Professional Fees	13
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	77
Total Liabilities	480,007
Net Assets
Applicable to 69,815,207 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$954,468
Net Asset Value Per Share	$13.67
Net Assets Consist of:
Common Stock	$698
Paid-in-Capital	1,148,402
Distributions in Excess of Net Investment Income	(39,331)
Accumulated Net Realized Loss	(44,852)
Unrealized Appreciation (Depreciation) on:
Investments	(109,502)
Foreign Currency Translations	(947)
Net Assets	$954,468

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Financial Statements (cont'd)

Statement of Operations	Year Ended October 31, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$88,978
Dividends from Security of Affiliated Issuer (Note F)	14
Total Investment Income	88,992
Expenses:
Advisory Fees (Note B)	14,476
Administration Fees (Note C)	1,158
Custodian Fees (Note D)	757
Administrative Fees on Line of Credit (Note G)	221
Stockholder Reporting Expenses	174
Professional Fees	133
Directors' Fees and Expenses	25
Stockholder Servicing Agent Fees	9
Other Expenses	208
Expenses Before Non Operating Expenses	17,161
Interest Expense on Line of Credit (Note G)	5,907
Total Expenses	23,068
Rebate from Morgan Stanley Affiliate (Note F)	(35)
Net Expenses	23,033
Net Investment Income	65,959
Realized Gain (Loss):
Investments Sold	(167,397)
Foreign Currency Forward Exchange Contracts	793
Foreign Currency Transactions	(6,252)
Futures Contracts	913
Net Realized Loss	(171,943)
Change in Unrealized Appreciation (Depreciation):
Investments	23,790
Foreign Currency Translations	(778)
Futures Contracts	937
Net Change in Unrealized Appreciation (Depreciation)	23,949
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(147,994)
Net Decrease in Net Assets Resulting from Operations	$(82,035)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$65,959	$85,581
Net Realized Gain (Loss)	(171,943)	11,859
Net Change in Unrealized Appreciation (Depreciation)	23,949	(120,115)
Net Decrease in Net Assets Resulting from Operations	(82,035)	(22,675)
Distributions from and/or in Excess of:
Net Investment Income	(35,096)	(72,155)
Net Realized Gain	(36,014)	—
Paid-in-Capital	(45,611)	—
Total Distributions	(116,721)	(72,155)
Capital Share Transactions:
Repurchase of Shares (1,450,197 and 1,166,132 shares)	(18,795)	(16,252)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,795)	(16,252)
Total Decrease	(217,551)	(111,082)
Net Assets:
Beginning of Period	1,172,019	1,283,101
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(39,331) and $14,629)	$954,468	$1,172,019

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Financial Statements (cont'd)

Statement of Cash Flows	Year Ended October 31, 2014 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$1,579,503
Purchase of Long-Term Investments	(1,419,886)
Net (Increase) Decrease in Short-Term Investments	(57,652)
Net (Increase) Decrease in Foreign Currency Holdings	1,130
Net Realized Gain (Loss) for Foreign Currency Transactions, Foreign Currency Forward Exchange Contracts and Futures Contracts	(4,546)
Net Investment Income	65,959
Adjustments to Reconcile Net Investment Income to Net Cash Provided for (Used by) Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(42,112)
Net (Increase) Decrease in Payables Related to Operations	(285)
Accretion/Amortization of Discounts and Premiums	3,304
Net Cash Provided for (Used by) Operating Activities	125,415
Cash Flows From Financing Activities:
Cash Paid for Line of Credit	—
Cash Paid for Repurchase of Shares	(18,475)
Cash Distribution Paid	(116,721)
Net Cash Provided for (Used by) Financing Activities	(135,196)
Net Increase (Decrease) in Cash	(9,781)
Cash at Beginning of Period	—
Cash at End of Period	$(9,781)
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$6,006

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.45	$17.71	$17.34	$18.58	$16.17
Net Investment Income†	0.94	1.19	1.32	1.52	1.46
Net Realized and Unrealized Gain (Loss)	(2.11)	(1.48)	0.20	(1.56)	2.15
Total from Investment Operations	(1.17)	(0.29)	1.52	(0.04)	3.61
Distributions from and/or in excess of:
Net Investment Income	(0.49)	(1.00)	(1.15)	(1.20)	(1.20)
Net Realized Gain	(0.51)	—	—	—	—
Paid-in-Capital	(0.65)	—	—	—	—
Total Distributions	(1.65)	(1.00)	(1.15)	(1.20)	(1.20)
Anti-Dilutive Effect of Share Repurchase Program	0.04	0.03	—	—	—
Net Asset Value, End of Period	$13.67	$16.45	$17.71	$17.34	$18.58
Per Share Market Value, End of Period	$11.96	$14.35	$16.47	$15.87	$17.29
TOTAL INVESTMENT RETURN:
Market Value	(5.52)%	(7.21)%	11.38%	(1.34)%	35.60%
Net Asset Value(1)	(5.80)%	(1.08)%	9.61%	0.32%	23.83%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$954,468	$1,172,019	$1,283,101	$1,255,618	$1,345,669
Ratio of Expenses to Average Net Assets	2.20%+	2.10%+	2.16%+	2.07%+	2.28%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.63%+	1.59%+	1.59%+	1.55%+	1.62%+
Ratio of Net Investment Income to Average Net Assets	6.30%+	6.72%+	7.63%+	8.36%+	8.61%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	107%	75%	64%	100%	42%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund's policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of October 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bond	$—	$46,468	$—	$46,468
Sovereign	—	1,222,228	—	1,222,228
Total Fixed Income Securities	—	1,268,696	—	1,268,696
Short-Term Investment
Investment Company	71,792	—	—	71,792
Total Assets	$71,792	$1,268,696	$—	$1,340,488

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2014, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract. As of October 31, 2014, the Fund did not have any open futures contracts.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

difference between the value of the currency contract at the time it was opened and the value at the time it was closed. As of October 31, 2014, the Fund did not have any open foreign currency forward exchange contracts.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$793
Interest Rate Risk	Futures Contracts	913
Total		$1,706
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$937

  For the year ended October 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$27,165,000

Futures Contracts:

Average monthly original value	$29,268,000

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividend income and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees:  State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$35,096	$36,014	$45,611	$72,155	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution redesignations, nondeductible expenses, premium amortization adjustments for certain securities sold and a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(84,823)	$159,386	($74,563)

At October 31, 2014, the Fund had no distributable earnings on a tax basis.

At October 31, 2014, the aggregate cost for Federal income tax purposes is approximately $1,516,170,000. The aggregate gross unrealized appreciation is approximately $15,013,000 and the aggregate gross unrealized depreciation is approximately $190,695,000 resulting in net unrealized depreciation of approximately $175,682,000.

At October 31, 2014, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $7,485,000 and $10,488,000, respectively, that do not have an expiration date.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.  Security Transactions and Transactions with Affiliates: For the year ended October 31, 2014, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $1,450,020,000 and $1,537,389,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended October 31, 2014.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2014, advisory fees paid were reduced by approximately $35,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2014 is as follows:

Value October 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value October 31, 2014 (000)
$14,140	$613,226	$555,574	$14	$71,792

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("facility") in the amount of $400,000,000. The loans under the facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The facility also has a commitment fee of 0.10% of the unused portion of the facility. The average borrowings and interest rate for the year ended October 31, 2014 were approximately $400,000,000 and 1.46%, respectively. During the same period, the Fund incurred approximately $5,907,000 in interest expense associated with the outstanding loans.

H.  Other: On January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the year ended October 31, 2014, the Fund repurchased 1,450,197 of its shares at an average discount of 12.43% from NAV. Since the inception of the program, the Fund has repurchased 3,502,529 of its shares at an average discount of 15.20% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

I.  Results of Annual Meeting of Stockholders (unaudited): On June 17, 2014, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Kathleen A. Dennis	63,043,185	1,637,994
Joseph J. Kearns	62,786,247	1,894,932
Michael E. Nugent	62,967,239	1,713,940
Fergus Reid	62,894,654	1,786,525

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2014.

The Fund designated and paid approximately $36,014,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund"), as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. at October 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2014

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Jens Nystedt, a Managing Director of the Adviser and Warren Mar, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund at its inception. Mr. Nystedt has been associated with the Adviser in an investment management capacity since November 2014. Prior to November 2014, Mr. Nystedt was a Senior Global Strategist at Moore Capital Management from November 2008 to November 2014. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Policy (unaudited) (cont'd)

contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. In respect of options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Policy (unaudited) (cont'd)

market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." The Fund may be either the buyer or the seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Policy (unaudited) (cont'd)

its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Investment Policy (unaudited) (cont'd)

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust..	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

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Item 2.  Code of Ethics.

(a)                                 The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$83,470		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,867	(3)	$8,152,733	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$3,867		$8,433,074

Total		$87,337		$8,433,074

2013

	Registrant			Covered Entities(1)
Audit Fees		$76,064		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$6,883,455	(4)
All Other Fees	$			$96,000	(5)
Total Non-Audit Fees		$3,765		$6,979,455

Total		$79,829		$6,979,455

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

September 2014

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.                                        POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.                                   GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.                                    Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported.  We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.                                    Board of Directors.

1.              Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.              We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.              We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.                  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.               We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.               Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.              We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.               We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.                We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.              We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.                  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.                 We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.              We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.                Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.                Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                Proxy access:  We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.                Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.                Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.                Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.         Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent

Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.         Director retirement age and term limits:  Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.         Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.                                    Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.                                    Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.                                    Changes in capital structure.

1.              We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                 Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                 Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                 Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.              We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.                                     Takeover Defenses and Shareholder Rights.

1.              Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.              Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.              Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.              Written consent rights:  In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.              Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.              Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.              Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.                                   Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.                                   Executive and Director Remuneration.

1.              We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.              We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.              In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) and proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.              Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.              We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.              We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.              Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.              Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.                                        Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.                                      Funds of Funds.  Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds.  If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.                              ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.                                    Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.                                    Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.              The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.              The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.              Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.              If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.              If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.              If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                    Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. (“AIP”):  (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Customized Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Hedge Funds Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.              Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.              Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

FUND MANAGEMENT

PORTFOLIO MANAGEMENT.  As of the date of this report, the Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, a Managing Director of the Adviser, Jens Nystedt, a Managing Director of the Adviser and Warren Mar, an Executive Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and began managing the Fund at its inception.  Mr. Nystedt has been associated with the Adviser in an investment management capacity since November 2014 and began managing the Fund in December 2014.  Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012 and began managing the Fund in December 2014.  Mr. Baurmeister, Mr. Nystedt and Mr. Mar are co-portfolio managers.  Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2014:

Mr. Baurmeister managed six registered investment companies with a total of approximately $2.1 billion in assets; Eleven pooled investment vehicles other than registered investment companies with a total of approximately $1.8 billion in assets; and eight other accounts with a total of approximately $4.7 billion in assets.  Of these other accounts, one account with a total of approximately $1.02 billion in assets had performance-based fees.

As of October 31, 2014, Mr. Nystedt was not affiliated with the Adviser.

Mr. Mar managed zero registered investment companies with a total of approximately $0 in assets; Three pooled investment vehicles other than registered investment companies with a total of approximately $765 million in assets; and zero other accounts with a total of approximately $0 in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation.  Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based awards or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•                                            A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•                                            IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2014, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2013	218,758		N/A	N/A
December 2013			N/A	N/A
January 2014	41,894		N/A	N/A
February 2014	357,445		N/A	N/A
March 2014	61,650		N/A	N/A
April 2014			N/A	N/A
May 2014	177,473		N/A	N/A
June 2014	91,486		N/A	N/A
July 2014	127,506		N/A	N/A
August 2014	46,831		N/A	N/A
September 2014	215,824		N/A	N/A
October 2014	111,330		N/A	N/A
Total	1,450,197	$12.94	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 18, 2014